RBB Bancorp

NASDAQ: RBB

2024 Third Quarter Earnings Results

October 21, 2024

Disclosure Statement

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could" and the negative of these terms and similar words, although some forward-looking statements may be expressed differently. Forward-looking statements also include, but are not limited to, statements regarding plans, objectives, expectations or consequences of announced transactions, known trends and statements about future performance, operations, products and services of RBB Bancorp ("RBB" or the "Company") and its subsidiaries.

These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and our present expectations or projections. Such risks and uncertainties and other factors include, but are not limited to, adverse developments or conditions related to or arising from: (1) the effectiveness of the Company's internal control over financial reporting and disclosure controls and procedures; (2) the potential for additional material weaknesses in the Company's internal controls over financial reporting or other potential control deficiencies of which the Company is not currently aware or which have not been detected; (3) business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic markets, including the tight labor market, ineffective management of the United States ("U.S.") federal budget or debt or turbulence or uncertainly in domestic of foreign financial markets; (4) the strength of the U.S. economy in general and the strength of the local economies in which we conduct operations; (5) adverse developments in the banking industry highlighted by high profile bank failures and the potential impact of such developments on customer confidence, liquidity and regulatory responses to these developments; (6) possible additional provisions for credit losses and charge-offs; (7) credit risks of lending activities and deterioration in asset or credit quality; (8) extensive laws and regulations and supervision that we are subject to, including potential supervisory action by bank supervisory authorities; (9) increased costs of compliance and other risks associated with changes in regulation, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; (10) compliance with the Bank Secrecy Act and other money laundering statutes and regulations; (11) potential goodwill impairment; (12) liquidity risk; (13) fluctuations in interest rates; (14) failure to comply with debt covenants; (15) risks associated with acquisitions and the expansion of our business into new markets; (16) inflation and deflation; (17) real estate market conditions and the value of real estate collateral; (18) the effects of having concentrations in our loan portfolio, including commercial real estate and the risks of geographic and industry concentrations; (19) environmental liabilities; (20) our ability to compete with larger competitors; (21) our ability to retain key personnel; (22) successful management of reputational risk; (23) severe weather, natural disasters, earthquakes, fires; or other adverse external events could harm our business; (24) geopolitical conditions, including acts or threats of terrorism, actions taken by the U.S. or other governments in response to acts or threats of terrorism and/or military conflicts, including the conflicts between Russia and Ukraine, in the Middle East, and increasing tensions between China and Taiwan, which could impact business and economic conditions in the U.S. and abroad; (25) public health crises and pandemics, and their effects on the economic and business environments in which we operate, including our credit quality and business operations, as well as the impact on general economic and financial market conditions; (26) general economic or business conditions in Asia, and other regions where Royal Business Bank has operations; (27) failures, interruptions, or security breaches of our information systems; (28) climate change, including any enhanced regulatory, compliance, credit and reputational risks and costs; (29) cybersecurity threats and the cost of defending against them; (30) our ability to adapt our systems to the expanding use of technology in banking; (31) risk management processes and strategies; (32) adverse results in legal proceedings; (33) the impact of regulatory enforcement actions, if any; (34) certain provisions in our charter and bylaws that may affect acquisition of the Company; (35) changes in tax laws and regulations; (36) the impact of governmental efforts to restructure the U.S. financial regulatory system; (37) the impact of future or recent changes in the Federal Deposit Insurance Corporation ("FDIC") insurance assessment rate and the rules and regulations related to the calculation of the FDIC insurance assessments; (38) the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission ("SEC"), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including Accounting Standards Update 2016-13 (Topic 326, "Measurement of Current Losses on Financial Instruments, commonly referenced as the Current Expected Credit Losses Model, which changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; (39) market disruption and volatility; (40) fluctuations in the Company's stock price; (41) restrictions on dividends and other distributions by laws and regulations and by our regulators and our capital structure; (42) issuances of preferred stock; (43) our ability to raise additional capital, if needed, and the potential resulting dilution of interests of holders of our common stock; (44) the soundness of other financial institutions and our ongoing relations with our various federal and state regulators, including the SEC, FDIC, FRB and California Department of Financial Protection and Innovation; and (45) our success at managing the risks involved in the foregoing items and all other risks detailed from time to time in our filings with the SEC including our Quarterly Reports on Form 10-Q and our Annual Reports on Form 10-K, all of which could cause actual results to differ from those set forth in the forward-looking statements.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

There can be no assurance that other factors not currently anticipated by us will not materially and adversely affect our business, financial condition and results of operations. You are cautioned not to place undue reliance on our forward looking statements, which reflect management's analysis and expectations only as of the date of such statements. Forward looking statements speak only as of the date they are made, and we do not intend, and undertake no obligation, to publicly revise or update forward looking statements, whether as a result of new information, future events or otherwise, except as required by federal securities law.

Non-GAAP Financial Measures

Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles ("GAAP") and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company's non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

3rd Quarter 2024 | Financial Highlights

RBB BANCORP 皇佳商業金控

($ in thousands, except per share data)	4Q23	1Q24	2Q24	3Q24
Earnings & Profitability				
Diluted Earnings Per Share (EPS)	$ 0.64	$ 0.43	$ 0.39	$ 0.39
Net Interest Income before Provision for Credit Losses	$ 25,669	$ 24,877	$ 23,965	$ 24,545
Net Income	$ 12,073	$ 8,036	$ 7,245	$ 6,999
Net Interest Margin (NIM)	2.73%	2.69%	2.67%	2.68%
Efficiency Ratio (1)	49.58%	60.07%	62.38%	57.51%
Return on Average Assets (2)	1.20%	0.81%	0.76%	0.72%
Return on Tangible Common Equity (2)(3)	11.12%	7.37%	6.65%	6.40%
Balance Sheet & Capital				
Gross Held for Investment (HFI) Loans	$ 3,031,861	$ 3,027,361	$ 3,047,712	$ 3,091,896
Total Deposits	$ 3,174,760	$ 3,028,329	$ 3,023,605	$ 3,092,184
Common Equity Tier 1 (CET1) Ratio	19.07%	19.10%	18.89%	18.16%
Tangible Common Equity to Tangible Assets (TCE) Ratio (3)	11.06%	11.56%	11.53%	11.13%
Tangible Book Value per Share (3)	$ 23.48	$ 23.68	$ 24.06	$ 24.64
Asset Quality				
Net Loan Charge-offs	$ 109	$ 184	$ 551	$ 1,201
Nonperforming Loans	$ 31,619	$ 35,935	$ 54,589	$ 60,662
Nonperforming Assets (NPAs)	$ 31,619	$ 37,006	$ 54,589	$ 60,662
NPLs/Total Loans	1.04%	1.19%	1.79%	1.96%
NPAs/Total Assets	0.79%	0.95%	1.41%	1.52%

3Q24 Highlights

Net Income (4)
$7.0 million

Diluted EPS
$0.39

NIM
2.68%

Net Loan to Deposit Ratio
98.6%

TCE Ratio (3)
11.13%

Buyback Program
508,275 shares
$11.0 million

(1) Ratio calculated by dividing noninterest expense by the sum of net interest income before provision for credit losses and noninterest income.
(2) Annualized
(3) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.
(4) Includes $2.8 million in pre-tax noninterest income related to the recovery of a fully charged off loan acquired through a bank acquisition.

Strategically Managed Balance Sheet

($ in thousands, except per share data)	12/31/2023	3/31/2024	6/30/2024	9/30/2024
Cash and Due From Banks	$ 431,973	$ 269,843	$ 253,369	$ 349,990
Available for Sale (AFS) Securities	318,961	335,194	325,582	305,666
Held to Maturity (HTM) Securities	5,209	5,204	5,200	5,195
Loans Held for Sale (LHFS)	1,911	3,903	3,146	812
Gross Loans HFI	3,031,861	3,027,361	3,047,712	3,091,896
Allowance for Loan Losses (ALL)	(41,903)	(41,688)	(41,741)	(43,685)
Net HFI loans	2,989,958	2,985,673	3,005,971	3,048,211
Other Assets	278,013	278,189	274,918	280,603
Total Assets	**$ 4,026,025**	**$3,878,006**	**$ 3,868,186**	**$3,990,477**
Total Deposits	$3,174,760	$3,028,329	$3,023,605	$3,092,184
Federal Home Loan Bank (FHLB) Advances	150,000	150,000	150,000	200,000
Long-term Debt and Subordinated Debentures	134,085	134,236	134,385	134,535
Other Liabilities	55,920	51,455	48,905	54,030
Total Liabilities	**$ 3,514,765**	**$3,364,020**	**$ 3,356,895**	**$3,480,749**
Total Shareholders' Equity	**$ 511,260**	**$ 513,986**	**$ 511,291**	**$ 509,728**
Book Value per Share	$27.47	$27.67	$ 28.12	$ 28.81
Tangible Book Value per Share [1]	$23.48	$23.68	$ 24.06	$ 24.64
Common Equity Ratio	12.70%	13.25%	13.22%	12.77%
Tangible Common Equity Ratio [1]	11.06%	11.56%	11.53%	11.13%
Net Loans to Deposits Ratio	94.2%	98.6%	99.4%	98.6%


Net loans to deposits ratio
94.2%
98.6%
99.4%
98.6%
$ in Millions
$3,175
$3,028
$3,024
$3,048
$3,092
12/31/2023
3/31/2024
6/31/2024
9/30/2024
Net loans
Deposits
Net loans to deposits ratio

- Loans increased $44.2 million with growth in commercial real estate (CRE), commercial and industrial (C&I), and single-family residential (SFR) portfolios.
  - Annualized growth rate of 6%
- Deposits increased $68.6 million with growth in certificates of deposit and wholesale deposits
  - Annualized growth rate of 0.9%

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.

Diversified Loan Portfolio

- Diversified across business lines
  - SFR - Mainly non-qualified mortgage loans
  - CRE – loans secured by commercial real estate; mainly multifamily, owner occupied CRE and non-owner occupied CRE
  - C&I - Majority secured by assets
  - Small Business Administration (SBA) - 7(a)program loans for business acquisition or working capital and 504 program loans
- 60% of total loans are fixed rate and 40% are variable rate[1]
- 3Q24 production of approx. $175 million at an average rate of 7.26%
- Annualized yield on HFI loans of 6.13% for the third quarter of 2024
  - Recapture of interest income on fully paid-off nonaccrual loans, net of interest income reversals, totaled $31K and increased the loan yield by 1 bp for 3Q24
  - Reversal of interest income for loans migrating to nonaccrual status, net of the interest recapture, totaled $526K for 2Q24 and decreased the loan yield by 7 bps

Loan Portfolio Composition as of 9/30/24



Other 0%
SFR 47%
CRE 41%
SBA 2%
C&I 4%
C&D 6%

Business Line ($ in thousands)	September 30, 2024	3Q24 Yield	June 30, 2024	2Q24 Yield
Single-family residential mortgages (SFR)	$ 1,473,396	5.27%	$ 1,467,802	5.15%
Commercial real estate (CRE)	1,252,682	6.35%	1,190,207	6.15%
Construction and land development (C&D)	180,196	9.18%	202,459	10.11%
Commercial and industrial (C&I)	128,861	7.91%	126,649	7.29%
Small Business Adminstration (SBA)	48,089	9.62%	50,323	9.30%
Other	8,672	8.63%	10,272	8.65%
Total Loans HFI	$ 3,091,896	6.13%	$ 3,047,712	6.04%
Production	$ 175,247	7.26%	$ 116,870	7.44%

(1) Fixed rate loans include loans that have initial fixed rate terms prior to converting to variable rate loans at a future date occurring more than 2 years from September 30, 2024.

Business Line Profile: CRE | C&D

CRE Loans

$1.25 billion


Single Family 4.3%
Other Owner Occupied 14.3%
Other Non-Owner Occupied 32.0%
Multifamily 49.4%

($ in thousands)	$	%
Warehouse	$ 176,922	14.1%
Hotel/Motel	121,156	9.7%
Office	46,973	3.7%
Other	234,228	18.8%
CRE Owner Occupied & Non-Owner Occupied	579,279	46.3%
Multifamily	619,261	49.4%
Single Family	54,142	4.3%
Total CRE Loans	$ 1,252,682	100%

C&D Loans

$180.2 million


Land Development 9.5%
Residential Construction 38.4%
Commercial Construction 52.1%

- CRE Office average loan-to-value (LTV) of 58%
  - Over 75% of loans with LTV <65%
- CRE Office geographic distribution
  - 82% (approx. $38.4 million) of properties located within the Company's primary service areas
- Multifamily average LTV of 57%
  - NY rent controlled of $47.1 million
    - 100% of loans with LTV <65%

Business Line Profile: Residential Mortgage Portfolio

Distribution by Geography



SoCal
NY
NorCal
IL
NJ
NV
Other
IL 3%
NV 1%
Other 2%
NJ 2%
NorCal 7%
SoCal 40%
NY 45%
$1.47 billion Residential Mortgage Loans

Distribution by LTV (1)



<50%
50.01%-55%
55.01% - 60%
60.01%-65%
65.01% - 70%
>70%
>70% 6%
<50% 27%
65.01% - 70% 22%
$473,660 Avg. loan size
50.01%-55% 11%
60.01%-65% 16%
55.01% - 60% 18%

Regional distribution

- 98% of properties located within the Company's primary service areas

LTV distribution

- Average weighted LTV 56%
- Over 94% of loans with LTV <70%

(1) LTVs are based on origination date

Business Line Profile: C&I | SBA

C&I Loans

$128.9 million


Shared Nat'l Credits 2.0%
Commercial Term 21.2%
Credit Lines 76.8%

SBA Loans

$48.1 million


Guaranteed 3.8%
504 Loans (1) 39.4%
Unguaranteed Secured by RE 51.8%
Unguaranteed Unsecured 5.0%

C&I and SBA Portfolio ($mm)


$52.1
$54.7
$50.3
$48.1
$130.1
$121.4
$126.6
$128.9
12/31/2023
3/31/2024
6/30/2024
9/30/2024
C&I Loans
SBA Loans

Unguaranteed SBA Loans Totaled $46.3 Million

By Business


Other Real Estate 24.8%
Retail 11.3%
Gas Stations 8.9%
Hotel/Motels 55.0%

By Location


Other 3.4%
Nevada 6.9%
Arizona 4.8%
New York 7.2%
Oregon 11.6%
Washington 12.7%
Texas 13.4%
California 40.0%

(1) SBA 504 loans are unguaranteed loans secured by RE.

Asset Quality Metrics: Non-Performing Loans (NPLs)



NPAs / Total Assets
$ in Thousands
$31,619
$37,006
$54,589
$60,662
0.79%
0.95%
1.41%
1.52%
12/31/2023
3/31/2024
6/30/2024
9/30/2024
Non-performing loans
OREO
NPAs / Total Assets

Non-Performing Loans ($ in thousands)	#	$	%
SFR	16	$ 13,997	23.1%
CRE	6	20,430	33.6%
C&D	2	19,032	31.4%
C&I	22	6,465	10.7%
SBA	6	738	1.2%
Total Non-Performing Loans	52	$ 60,662	100%

- NPLs increased $6.1 million
  - Loas migrating to NPLs totaled $13.7 million due mostly to 2 loans that migrated to nonaccrual totaling $13.3 million, consisting of a C&D loan and a CRE loan
  - NPL payoffs totaled $6.1 million
  - NPL partial charge-offs totaled $1.2 million

- Weighted average LTV of non-performing loans was 61% comprised of the following loan types:
  - SFR: 52% weighted average LTV
  - CRE: 68% weighted average LTV
  - C&D: 73% weighted average LTV
  - C&I: 34% weighted average LTV
  - SBA: 46% weighted average LTV



Non-Performing Loans By Region
NV 1.2%
OR 0.6%
NY 18.7%
IL 16.2%
CA 63.3%

NON-PERFORMING LOANS > $1 Million

Non-Performing Loans ($ in thousands)				
		$ Amount		
Line #	Loan Category	3Q24	2Q24	Incr (Decr)
1	C&D	$10,036	N/A	$10,036
2	C&D	$8,996	$10,000	($1,004)
3	CRE	$8,267	$8,367	($100)
4	CRE	$7,257	$7,257	$__
5	C&I	$4,709	$4,709	$__
6	SFR	$4,058	$4,058	$__
7	SFR	$3,855	$3,855	$__
8	CRE	$3,292	N/A	$3,292
9	CRE	$1,248	$1,437	($189)
10	SFR	$__	$4,794	($4,794)
NPLs <$1 million		$8,944	$10,112	($1,168)
	Total	$60,662	$54,589	$6,073

- Non-performing loans increased $6.1 million to $60.7 million due mostly to additions of $13.7 million, offset by payoffs of $6.1 million and partial charge-offs of $1.2 million
- The additions include a $10.0 million C&D loan and a $3.3 million CRE loan
- Payoffs included 3 SFR loans totaling $5.9 million, all with no losses
- 2 SFR loans totaling $7.9 million are in process of resolution, and are expected to result in full repayment

Asset Quality Metrics : Loan Classifications and Delinquencies

RBB BANCORP

Special Mention Loans & Substandard Loans



$ in Thousands
$93,941
$61,099
$32,842
$77,750
$57,170
$20,580
$82,596
$63,076
$19,520
$157,332
$79,831
$77,501
12/31/2023
3/31/2024
6/30/2024
9/30/2024
Special Mention
Substandard

Special Mention Loans & Substandard Loans by Type



$77,501
$2,157
$75,344
$79,831
$14,703
$10,727
$54,401
Special Mention
Substandard
CRE & C&D
C&I & SBA
Mortgage & Consumer

30-89 Days Delinquent Loans, excluding Nonperforming Loans



$ in Thousands
$16,803
$3,420
$13,383
$20,950
$17,421
$3,529
$11,270
$2,159
$9,111
$10,625
$2,328
$8,297
12/31/2023
3/31/2024
6/30/2024
9/30/2024
SFR
Non-SFR
Total

- Substandard loans increased $16.8 million
  - $25.5 million of loan downgrades
  - $6.7 million of loan payoffs
  - $884K of paydowns and upgrades to pass loans
  - $1.2 million of partial charge-offs
  - $19.2 million of substandard loans are current and accruing
- Special mention loans increased $58.0 million
  - $69.9 million of downgrades, including a $43.6 million completed hotel construction project awaiting occupancy certificate, 5 CRE loans totaling $25.2 million and two C&I loans totaling $1.2 million, offset by one $11.7 million C&D loan downgrade to substandard
  - All loans risk rated special mention are current and accruing

Allowance for Credit Losses, Credit Cost Provisions and Credit Metrics


Allowance for Loan Losses (ALL)
$ in Thousands
$41,903
$41,688
$41,741
$43,685
1.38%
1.38%
1.37%
1.41%
12/31/2023
3/31/2024
6/30/2024
9/30/2024
ALL
ALL / HFI loans ratio


Provision for (Reversal of) Credit Losses & Net Charge Offs
$ in Thousands
0.01%
0.02%
0.07%
0.16%
$(431)
$109
$-
$184
$557
$551
$3,300
$1,201
4Q23
1Q24
2Q24
3Q24
Provision for/(Reversal of) Credit Losses
Net Charge-offs
Net Charge-offs to Average Loans Ratio

- The allowance for loan losses (ALL) was $43.7 million and a reserve for unfunded commitments (RUC) was $779K at 9/30/24. The allowance for credit losses (ACL) totaled $44.5 million
- The ALL increased $1.9 million during 3Q24 primarily due to a provision for credit losses of $3.3 million, offset by net charge-offs of $1.2 million
- The 3Q24 provision for credit losses compares to a $557K provision for credit losses in 2Q24. The change results from
  - loan growth and impact on the loan portfolio mix
  - higher specific reserves of $2.5 million
  - the outlook for economic conditions and the interest rate environment; and
  - credit quality metrics, including higher nonperforming, substandard and special mention loans
- The ALL as a percentage of loans HFI was 1.41% at 9/30/24, compared to 1.37% at 6/30/24

Deposits

Total Deposits

$3.09 billion


Wholesale deposits 4.8%
DDA 17.6%
Savings, NOW & MMA 21.5%
Time Deposits, $250,000 and under 30.0%
Time deposits, greater than $250,000 26.1%

Deposit Mix – QoQ Annualized

$ in millions


$3,154
$3,175
$3,028
$3,024
$3,092
+3%
-18%
-1%
+9%
$608
$437
$736
$801
$572
$632
$406
$812
$785
$540
$643
$198
$746
$901
$540
$648
$790
$922
$543
$666
$147
$808
$927
$544
3Q23
4Q23
1Q24
2Q24
3Q24
Non-interest bearing
Time deposits, greater than $250,000
Savings, NOW & MMA
Time deposits, $250,000 and under
Wholesale

- Increase in interest-bearing deposits included an increase in time deposits of $49.6 million and an increase in non-maturity deposits of $18.3 million
- Spot rate for all-in deposits costs was 3.53% at September 30, 2024
- Uninsured deposits [1] were 44.1% of total deposits as of September 30, 2024

Average Cost of Deposits by Type

in bps


314
336
353
359
363
383
408
432
436
439
433
457
479
482
483
212
256
297
305
313
Total Deposits
IB Deposits
Time
Savings, NOW & MMA
3Q23
4Q23
1Q24
2Q24
3Q24

(1) Excludes collateralized deposits of $20 million

Operating Expense & Efficiency

RBB BANCORP



Noninterest Expense
$ in millions
$16.39
$16.97
$17.12
$17.42
$2.50
$1.29
$1.36
$2.39
$8.86
$2.30
$0.88
$1.42
$2.44
$9.93
$2.43
$1.26
$1.47
$2.44
$9.53
$2.47
$0.96
$1.47
$2.52
$10.01
4Q23
1Q24
2Q24
3Q24
Salaries and employee benefits
Occupancy and equipment
Data processing
Legal and professional
Other



Total Revenue & Efficiency Ratio
$ in millions
49.58%
60.07%
62.38%
57.51%
$33.06
$28.25
$27.45
$30.29
4Q23
1Q24
2Q24
3Q24
Total Revenue
Efficiency Ratio (1)

- 3Q24 noninterest expense of $17.4 mm, increased $297K
  - Higher salaries and benefits expenses due primarily to higher loan production, offset by
  - Lower insurance and regulatory assessment
  - Lower legal and professional expenses
- Noninterest expense as a percentage of average assets totaled 1.78% in 3Q24 and 1.79% in 2Q24
- 3Q24 efficiency ratio[1] was 57.51%, down from 62.38% in 2Q24 due to an increase in total revenue.
  - The recovery of a fully charged off loan of $2.8 million decreased the efficiency ratio 586 bps



NIE / Avg Assets Ratio
$ in millions
$16.39
$16.97
$17.12
$17.42
1.63%
1.72%
1.79%
1.78%
4Q23
1Q24
2Q24
3Q24
Noninterest expense (NIE)
NIE / Avg Assets Ratio (2)

(1) Ratio calculated by dividing noninterest expense by the sum of net interest income before provision for credit losses and noninterest income. (2) Annualized

Accumulation of Strong Company Capital Ratios


CET1 Capital Ratio
19.07%
19.10%
18.89%
18.16%
6.50%
6.50%
6.50%
6.50%
12/31/2023
3/31/2024
6/30/2024
9/30/2024
CET1 Capital Ratio
Well Capitalized Level


Tangible Common Equity Ratio(1)
11.06%
11.56%
11.53%
11.13%
12/31/2023
3/31/2024
6/30/2024
9/30/2024
Tangible Common Equity Ratio


Total Capital Ratio
25.92%
25.91%
25.67%
24.79%
10.00%
10.00%
10.00%
10.00%
12/31/2023
3/31/2024
3/31/2024
9/30/2024
Total Capital Ratio
Well Capitalized Level


Leverage Ratio
11.99%
12.16%
12.48%
12.19%
5.00%
5.00%
5.00%
5.00%
12/31/2023
3/31/2024
6/30/2024
9/30/2024
Leverage Ratio
Well Capitalized Level

- The Company's capital levels are higher than most peer banks
- Invested $11.0 million in the stock buyback program with the repurchase of 508,275 shares during 3Q24 and completed the authorized program
- Quarterly common stock dividend of $0.16/share, equivalent to $0.64 per share annualized
- Return on average tangible common equity[1] of 6.40%, down from 6.65% from the prior quarter

(1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company's Earnings Press Release.

RBB BANCORP
皇佳商業金控

Appendix: Non-GAAP Reconciliations

Non-GAAP Reconciliation: Tangible Common Equity and Tangible Assets

Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. These non-GAAP financial measures include "tangible common equity to tangible assets," "tangible book value per share," and "return on average tangible common equity." Our management uses these non-GAAP financial measures in its analysis of our performance and believes these are helpful to investors as an additional tool for further understanding our performance. The following table reconciles shareholders' equity (on a GAAP basis) to tangible common equity and total assets (on a GAAP basis) to tangible assets, calculates our tangible book value per share, and reconciles return on average tangible common equity to its most comparable GAAP measure:

($ in thousands)		12/31/2023		3/31/2024		6/30/2024		9/30/2024
Tangible Common Equity:								
Total Shareholders' Equity	$	511,260	$	513,986	$	511,291	$	509,728
Adjustments								
Goodwill		(71,498)		(71,498)		(71,498)		(71,498)
Core Deposit Intangible		(2,795)		(2,594)		(2,394)		(2,194)
Tangible Common Equity	**$**	**436,967**	**$**	**439,894**	**$**	**437,399**	**$**	**436,036**
Tangible Assets:								
Total Assets - GAAP		4,026,025		3,878,006		3,868,186		3,990,477
Adjustments								
Goodwill		(71,498)		(71,498)		(71,498)		(71,498)
Core Deposit Intangible		(2,795)		(2,594)		(2,394)		(2,194)
Tangible Assets	**$**	**3,951,732**	**$**	**3,803,914**	**$**	**3,794,294**	**$**	**3,916,785**
Common Shares Outstanding		18,609,179		18,578,132		18,182,154		17,693,416
Tangible Common Equity to Tangible Assets Ratio		**11.06%**		**11.56%**		**11.53%**		**11.13%**
Tangible Book Value Per Share	**$**	**23.48**	**$**	**23.68**	**$**	**24.06**	**$**	**24.64**
Average Tangible Common Equity:								
Average Shareholders' Equity	$	505,184	$	512,787	$	512,185	$	508,720
Adjustments								
Goodwill		(71,498)		(71,498)		(71,498)		(71,498)
Core Deposit Intangible		(2,935)		(2,726)		(2,525)		(2,326)
Average Tangible Common Equity	**$**	**430,751**	**$**	**438,563**	**$**	**438,162**	**$**	**434,896**
Net Income Available to Common Shareholders		12,073		8,036		7,245		6,999
Return on Average Tangible Common Equity		**11.12%**		**7.37%**		**6.65%**		**6.40%**